                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

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                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): October 3, 2003

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                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                        (Exact name of registrant as specified in its charter)

                  Connecticut                                  033-44202                               06-1241288
          (State or other jurisdiction                      (Commission File                        (I.R.S. Employer
               of incorporation)                                Number)                           Identification No.)

                                                           One Shelton Drive
                                                      Shelton, Connecticut 06484
                                         (Address of principal executive offices and zip code)

                                                            (203) 926-1888
                                         (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountants
 1.)   On May 1, 2003, Prudential Financial, Inc. ("PFI"), completed the closing process with Swedish-based Skandia Insurance Company
Ltd., to acquire its U.S. division, Skandia U.S. Inc. ("Skandia US"), which included American Skandia Life Assurance Corporation (the
"Registrant").  Prior to the acquisition, Ernst & Young LLP ("Ernst & Young") served as the independent accountant to Skandia US and its subsidiaries and PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") served as independent accountant for PFI and its subsidiaries.  After the closing, PFI engaged PricewaterhouseCoopers to audit the financial statements of the Registrant for the fiscal year ending December 31, 2003.

2.)    As a result of the acquisition, effective October 3, 2003, the Board of Directors of the Registrant approved (1) the dismissal of Ernst & Young  as its independent accountants and (2) the appointment of PricewaterhouseCoopers as its new certifying accountants for the fiscal year ending December 31, 2003.
3.)    In connection with Ernst & Young's audits as of and for the fiscal years ended December 31, 2001 and 2002, and through the close of business on October 2, 2003:
      (a)  the reports of Ernst & Young did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles;
       b)  there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young,
      (    would have caused them to make reference to the subject matter of the disagreement in connection with their reports;
           and
      (c)  there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

 4.)    During the fiscal years ended December 31, 2001 and 2002, and through the close of business on October 2, 2003, the
Registrant did not consult with PricewaterhouseCoopers regarding:
      (a)  the application of accounting principles to a specified transaction, either completed or proposed;
      (b)  the type of audit opinion that might be rendered in the Registrant's financial statements; or
      (c)  a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K, or a "reportable event," as defined in Item
           304(a)(1)(v) of Regulation S-K.

 5.)    The Registrant provided Ernst & Young with a copy of the disclosure contained in this Form 8-K and requested that Ernst &
Young provide the Registrant with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with that disclosure.  Ernst & Young has provided such a letter and that letter is attached hereto as Exhibit 16.1 and incorporated herein by this reference.

Item 7. Financial Statements and Exhibits

 16.1
       Ernst & Young letter dated October 8, 2003

                                                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2003
American Skandia Life Assurance Corporation

By:       /s/
      -------
       ame:   Zafar Rashid
      Nitle:    Executive Vice President and
      T            Chief Financial Officer

                                                             Exhibit Index

Exhibit No.  Description
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    16.1     Ernst & Young letter dated October 8, 2003